UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On March 18, 2021, CBRE Services, Inc. (“Services”), a Delaware corporation and wholly-owned subsidiary of the Company, issued $500 million in aggregate principal amount of 2.500% Senior Notes due 2031 (the “Notes”) guaranteed on a full and unconditional basis by the Company and the subsidiaries that guarantee its senior credit facility. The Notes are governed by an Indenture, dated as of March 14, 2013 (the “Base Indenture”), among Services, the Company, certain of Services’ subsidiaries and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Seventh Supplemental Indenture entered into among Services, the Company, certain of Services’ subsidiaries and the Trustee on March 18, 2021 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Notes were sold pursuant to an underwriting agreement, dated as of March 15, 2021, among Services, the Company, Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC and the several underwriters listed in Schedule A thereto. The Company intends to use the proceeds from this offering for general corporate purposes. The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251514) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated March 15, 2021. The foregoing description is not complete and is qualified in its entirety by reference to the text of the Underwriting Agreement attached as Exhibit 1.1 hereto.

The Notes will mature on April 1, 2031 and bear interest at a rate of 2.500% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021. Prior to January 1, 2031, Services will be entitled, at its option, to redeem all or a portion of the Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of (a) the present value at the date of redemption of the remaining scheduled payments of principal and interest thereon to January 1, 2031, assuming the Notes matured on January 1, 2031, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, as defined in the Indenture, minus (b) accrued and unpaid interest to, but excluding, such date of redemption. In the case of each of clauses (1) and (2), accrued and unpaid interest, if any, will be payable to, but excluding, the date of redemption.

In addition, from and after January 1, 2031, Services will be entitled, at its option, to redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Upon the occurrence of a Change of Control Triggering Event, as defined in the Indenture, Services must give holders of the Notes an opportunity to sell to Services’ their Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Company and each subsidiary of Services that guarantees Services’ Specified Debt, as defined in the Indenture, fully and unconditionally guarantees the Notes on a senior unsecured basis. The guarantees by the guarantors of the Notes will rank equal in right of payment with all existing and future senior indebtedness of such guarantors.

The Notes are senior unsecured obligations of Services. The Notes rank equal in right of payment with Services’ existing and future senior indebtedness and senior in right of payment to any of Services’ future subordinated indebtedness. The Notes and guarantees will be effectively subordinated to all of Services’ and such guarantors’ secured debt (if any) to the extent of the value of the assets securing such debt and structurally subordinated to all of the existing and future liabilities of our subsidiaries that do not guarantee the Notes.

The Indenture contains covenants that limit Services’ ability and the ability of certain of Services’ subsidiaries to (i) create certain liens, (ii) enter into sale/leaseback transactions, and (iii) enter into mergers or consolidations. These covenants are subject to a number of important qualifications and exceptions contained in the Indenture.

Events of default under the Indenture include, among others, the following (subject in certain cases to grace and cure periods): nonpayment, breach of covenants in the Indenture, default of payment of principal at final maturity and cessation of the guarantees.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Indenture.

The Trustee, the underwriters, and their affiliates have in the past provided and from time to time in the future may provide the Company and its affiliates with certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of March 15, 2021, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc. named therein and Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, for themselves and on behalf of the several underwriters listed therein

4.1	Indenture, dated as of March 14, 2013, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc. named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference from Exhibit 4.4(a) to the Form 10-Q filed by CBRE Group, Inc. on May 10, 2013 (File No. 001-32205))

4.2	Seventh Supplemental Indenture, dated as of March 18, 2021, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc. named therein and Wells Fargo Bank, National Association, as trustee, for the issuance of 2.500% Senior Notes due 2031

4.3	Form of 2.500% Senior Notes due 2031 (included in Exhibit 4.2 hereto)

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

5.2	Legal Opinion of Dickinson Wright PLLC

5.3	Legal Opinion of Winstead PC

5.4	Legal Opinion of Gowling WLG (UK) LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Dickinson Wright PLLC (included in Exhibit 5.2 hereto)

23.3	Consent of Winstead PC (included in Exhibit 5.3 hereto)

23.4	Consent of Gowling WLG (UK) LLP (included in Exhibit 5.4 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to future transactions between the Company and its affiliates and the Trustee and underwriters and their respective affiliates. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021	CBRE GROUP, INC.

	By:	/s/ LEAH C. STEARNS
Leah C. Stearns
Chief Financial Officer